                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Central Parking Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       [CENTRAL PARKING CORPORATION LOGO]

                       2401 21ST AVENUE SOUTH, SUITE 200
                           NASHVILLE, TENNESSEE 37212

To Our Shareholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Shareholders of Central Parking Corporation.

     As shown in the formal notice enclosed, the meeting will be held on Friday, March 5, 1999 at 11:00 a.m. (Central Standard Time) at our corporate headquarters in Nashville, Tennessee. The purpose of this year's meeting is to elect directors, and to transact such other business as may properly come before the meeting. The meeting will include a report on Central Parking Corporation's activities for the fiscal year ended September 30, 1998, and there will be an opportunity for comments and questions from shareholders.

     Whether or not you plan to attend the meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope provided. Early return of your proxy will permit us to avoid the expense of soliciting the votes of shareholders who are late sending in their proxy cards.

                                        Sincerely,

                                        /s/ MONROE J. CARELL, JR.
                                        Monroe J. Carell, Jr.
                                        Chairman of the Board
                                        and Chief Executive Officer

January 29, 1999

                          CENTRAL PARKING CORPORATION
                       2401 21ST AVENUE SOUTH, SUITE 200
                           NASHVILLE, TENNESSEE 37212
                                 (615) 297-4255

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Parking Corporation, a Tennessee corporation (the "Company"), will be held at the Company's headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Friday, March 5, 1999, at 11:00 a.m. (Central Standard Time) (the "Annual Meeting") for the following purposes:

     1. To elect eight directors for the term ending at the Annual Meeting of Shareholders to be held in 2000;

     2. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

     The Board of Directors has fixed the close of business on January 12, 1999 as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The Common Stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, please sign and return the enclosed proxy at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the meeting. However, signing and returning the proxy will assure your representation at the Annual Meeting if you do not attend.

                                          By Order of the Board of Directors

                                          /s/ HENRY J. ABBOTT
                                          Henry J. Abbott

                                          Secretary

Nashville, Tennessee
January 29, 1999

                 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
                          DATE AND RETURN YOUR PROXY.

                          CENTRAL PARKING CORPORATION
                       2401 21ST AVENUE SOUTH, SUITE 200
                           NASHVILLE, TENNESSEE 37212
                                 (615) 297-4255

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 1999

                       INTRODUCTION AND VOTING PROCEDURES

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Central Parking Corporation, a Tennessee corporation ("Central Parking" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Friday, March 5, 1999, at 11:00 a.m. (Central Standard Time) and at any continuations and adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed on or about January 29, 1999, to holders of the common stock, par value $.01 per share, of the Company (the "Common Stock") of record at the close of business on January 12, 1999. The cost of this solicitation will be borne by the Company.

     The shares of Common Stock held by each shareholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the meeting unless such proxy shall be timely revoked. If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by delivery of a written revocation or a duly executed proxy bearing a later date to the Secretary of the Company at its headquarters or by the shareholder personally attending and voting his or her shares at the meeting.

     The Board has fixed the close of business on January 12, 1999, as the record date for the meeting. Only shareholders of record at the close of business on January 12, 1999, are entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 29,579,628 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting. A quorum (i.e., holders of record of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting) is required for any vote taken at the meeting. Assuming a quorum is present with respect to such matters, the affirmative vote of a plurality of the shares of Common Stock cast is required for the election of directors and the affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the approval of any other matter submitted to a vote of the shareholders at the meeting. Under Tennessee law, abstentions are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present, but will have no effect on the outcome of any votes. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) will not be counted in determining whether a quorum is present, and will have no effect on the outcome of any votes.

     The Annual Report to Shareholders of the Company for the fiscal year ended September 30, 1998, including audited consolidated financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all holders of Common Stock of record at the close of business on January 12, 1999. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of January 12, 1999. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "FORM 10-K") (BUT WITHOUT EXHIBITS TO THE FORM 10-K) MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO RANDY HUNLEY, INVESTOR RELATIONS DEPARTMENT, 2401 21ST AVENUE SOUTH, SUITE 200, NASHVILLE, TENNESSEE 37212; (615) 297-4255.

     EACH PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE MEETING WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN WHO ARE STANDING FOR ELECTION AS DIRECTORS. Management does not know of any other matters that will be presented for action at the Annual Meeting of Shareholders. If any other matter does come before the Annual Meeting of Shareholders, however, the persons appointed in the proxy will vote in accordance with their best judgment on such matter.

                                  PROPOSAL I.

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

                                            DIRECTOR   POSITIONS WITH COMPANY, DIRECTORSHIPS AND BUSINESS
               NAME AND AGE                  SINCE               EXPERIENCE FOR LAST FIVE YEARS
               ------------                 --------   --------------------------------------------------
Monroe J. Carell, Jr., 67.................   1979      Chief Executive Officer and Chairman of the Board
                                                         of Directors of the Company for over 19 years. Mr.
                                                         Carell has served as a trustee of Vanderbilt
                                                         University since 1991 and is a member of the
                                                         Board of Trust of the Urban Land Institute. Mr.
                                                         Carell is also a member of the Board of
                                                         Directors of Corrections Corporation of America
                                                         Real Estate Investment Trust.
James H. Bond, 56.........................   1990      Mr. Bond has been employed by the Company since
                                                         1971 in various positions including general
                                                         manager and regional manager. He has served as
                                                         President, Chief Operating Officer, and a member
                                                         of the Board of Directors of the Company since
                                                         October 1990. Mr. Bond is also a member of the
                                                         Urban Land Institute and serves on the Board of
                                                         Trust for the Tennessee Repertory Theater.
Cecil Conlee, 62..........................   1996      Mr. Conlee has served as Chairman and Chief Execu-
                                                         tive Officer of CGR Advisors, which provides
                                                         real estate investment advice and portfolio
                                                         management services, since January 1990. Mr.
                                                         Conlee serves on the Board of Directors of
                                                         Oxford Industries, Inc. and Cornerstone
                                                         Properties Inc. Mr. Conlee serves as a trustee
                                                         of the International Council of Shopping Centers
                                                         and Vanderbilt University. Mr. Conlee is a
                                                         member and past trustee of the Urban Land Insti-
                                                         tute, a director of Central Atlanta Progress and
                                                         The Southern Center for International Studies.
Lowell Harwood(1), 69.....................   1997      Mr. Harwood was appointed to the Board of
                                                         Directors of the Company in June 1997. Mr. Harwood
                                                         served as Chairman of the Board and Chief
                                                         Executive Officer of Square Industries, Inc., a
                                                         parking services company, from 1968 until its
                                                         acquisition by the Company in January 1997. Mr.
                                                         Harwood is a past President of the Metropolitan
                                                         Parking Association of New York and a former
                                                         Treasurer of the National Parking Association.
                                                         Mr. Harwood also serves as a Trustee of Kean
                                                         University and is a member of the Foundation
                                                         Board of Trustees of Christ Hospital.

                                            DIRECTOR   POSITIONS WITH COMPANY, DIRECTORSHIPS AND BUSINESS
               NAME AND AGE                  SINCE               EXPERIENCE FOR LAST FIVE YEARS
               ------------                 --------   --------------------------------------------------
Lewis Katz(2), 57.........................   1998      Mr. Katz was appointed to the Board of Directors
                                                         of the Company in May 1998. Mr. Katz is principal
                                                         owner of the New Jersey Nets, a National
                                                         Basketball Association franchise. He served as
                                                         the Chief Executive Officer of Kinney System
                                                         Holding Corp., a parking services company, from
                                                         November 1990 until the Company acquired Kinney
                                                         in February 1998. Mr. Katz serves as a director
                                                         of Orleans Homebuilders, Inc. (formerly FPA
                                                         corporation), a residential real estate
                                                         development company.
Edward G. Nelson, 67......................   1993      Mr. Nelson formed Nelson Capital Corp., a merchant
                                                         banking firm, in 1985, and has served as the
                                                         President and Chairman of the Board of such firm
                                                         since its organization. Mr. Nelson serves as a
                                                         director of Advocat Inc., a long-term care
                                                         facility owner and operator; ClinTrials Research
                                                         Inc., a clinical research organization; and
                                                         Berlitz International, Inc., a language services
                                                         company. Mr. Nelson also serves as a trustee of
                                                         Vanderbilt University.
William C. O'Neil, Jr., 64................   1993      Mr. O'Neil served as Chairman of the Board, Presi-
                                                         dent, and Chief Executive Officer of ClinTrials
                                                         Research Inc., a clinical research organization,
                                                         from October 1989 to January 1998. Mr. O'Neil
                                                         currently serves as Chairman of the Board of
                                                         ATRIX Laboratories, Inc., a drug delivery
                                                         company, and is a private investor. He is a
                                                         director of ClinTrials Research Inc.; Advocat
                                                         Inc., Sigma Aldrich Corporation and American
                                                         HealthCorp., Inc.
Julia Carell Stadler, 39..................  Nominee    Mrs. Stadler was employed by the Company from 1981
                                                         to 1986. Her responsibilities with the Company
                                                         included risk management, facilities management,
                                                         meeting planning and a variety of special
                                                         projects. Mrs. Stadler also has been involved in
                                                         a number of fundraising activities for
                                                         Cheekwood-Tennessee Botanical Gardens and Museum
                                                         of Art, Inc. and other charities in Nashville.
                                                         Mrs. Stadler is the daughter of Monroe J.
                                                         Carell, Jr., Chairman and Chief Executive
                                                         Officer of the Company.

------------------

(1) Mr. Harwood was appointed to the Board of Directors pursuant to the terms of an agreement entered into in connection with the Company's acquisition of Square Industries, Inc. in January 1997. Under this agreement, the Company agreed to use its best efforts to appoint Mr. Harwood to the Board.
(2) Mr. Katz was appointed to the Board of Directors pursuant to the terms of an agreement entered into in connection with the Company's acquisition of Kinney System Holding Corp. in February 1998. Under this agreement, the Company agreed to use its best efforts to cause the Board to recommend Mr. Katz, or in the event of the disability or death of Mr. Katz, a designee, for election to the Board, for a period of three years after the date of the acquisition.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE ON EACH DIRECTOR IS NECESSARY FOR HIS OR HER ELECTION.

                               EXECUTIVE OFFICERS

                              YEAR OF           POSITIONS WITH THE COMPANY AND BUSINESS
         NAME & AGE          EMPLOYMENT            EXPERIENCE FOR THE LAST FIVE YEARS
         ----------          ----------         ---------------------------------------
Monroe J. Carell, Jr., 67...    1967    Chief Executive Officer and Chairman of the Board since
                                          1979.
James H. Bond, 56...........    1971    President, Chief Operating Officer and a member of the
                                          Board since 1990. Prior to 1990, Mr. Bond served in
                                          various positions with the Company, including regional
                                          manager and Senior Vice President.
Emanuel J. Eads, 47.........    1974    Executive Vice President since August 1998, and has
                                          served in various positions with the Company, including
                                          general and regional manager and Senior Vice
                                          President, since 1974.
Stephen A. Tisdell, 47......    1993    Chief Financial Officer since 1993; from May 1992 to
                                          February 1993, President and owner of Tisdell Consulting
                                          (financial consulting); from June 1991 until May 1992,
                                          Executive Vice President, Treasurer, and Secretary of
                                          Maison Blanche, Inc., (retail clothing stores); from
                                          February 1987 until June 1991, Group Vice
                                          President-Finance and Chief Accounting Officer of
                                          Service Merchandise Corporation (retail catalog
                                          showrooms).
Bijan Eghtedari, 38.........    1988    Senior Vice President since November 1998, and has
                                          served in various positions with the Company, including
                                          general and regional manager, since 1988.
Alan J. Kahn, 38............    1982    Senior Vice President-European Operations since April
                                          1996, and has served in various other positions with the
                                          Company, including general and regional manager, since
                                          1982.
Benjamin F. Parrish,
Jr.,  42....................    1998    Senior Vice President and General Counsel since August
                                          1998. From 1993 to 1998, Mr. Parrish served as Senior
                                          Vice President and General Counsel of Smith & Nephew,
                                          Inc., a medical products company.
William R. Porter, 44.......    1996    Senior Vice President-Acquisitions since November 1996.
                                          From 1991 to 1996, Executive Vice President-Marketing,
                                          Ace Parking, a parking management company.
Gregory A. Susick, 39.......    1989    Senior Vice President since 1996, and has served in
                                          various positions with the Company, including general
                                          and regional manager, since 1989.
Jeff L. Wolfe, 39...........    1987    Senior Vice President since May 1994, and has served in
                                          various positions with the Company, including general
                                          and regional manager, since 1987.
Benjamin D. Wolfley, 38.....    1998    Vice President-Controller since February 1998. From 1993
                                          to 1998, Mr. Wolfley served as Chief Financial Officer,
                                          Vice President-Finance and Controller of Kyzen
                                          Corporation, a specialty chemical manufacturer. Mr.
                                          Wolfley served as Chief Financial Officer-Controller
                                          of Cannon Industries, Inc., an industrial development
                                          and venture capital firm, from 1990 to 1993.

                OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS

     The table below sets forth certain information regarding the beneficial ownership of the Common Stock as of December 31, 1998, of (i) each person known to the Company to beneficially own 5% or more of the Common Stock, (ii) each director, nominee and executive officer, and (iii) all directors, nominees and executive officers of the Company as a group. On that date, 29,579,628 shares were outstanding. Unless otherwise indicated, the persons listed below have sole voting and investment power over the shares of the Common Stock indicated.

                                                               AMOUNT AND
                                                                NATURE OF
                                                               BENEFICIAL
                      BENEFICIAL OWNER                        OWNERSHIP(1)         PERCENT(1)
                      ----------------                        ------------         ----------
Monroe J. Carell, Jr........................................    10,844,454(2)         36.6%
  2401 21st Avenue South, Suite 200, Nashville, Tennessee
  37212
The Carell Children's Trust(3)..............................     7,149,104            24.2%
  800 Nashville City Center, 511 Union, Nashville, Tennessee
  37219
Monroe Carell, Jr. 1994 Grantor Retained Annuity Trust(4)...     1,676,594             5.7%
  2401 21st Avenue South, Suite 200, Nashville, Tennessee
  37212
James H. Bond...............................................       338,982(5)          1.1%
Cecil Conlee................................................        25,426(6)           *
John W. Eakin...............................................        29,030(7)           *
Edward G. Nelson............................................        33,605(8)           *
William C. O'Neil, Jr.......................................        34,655(9)           *
P. E. Sadler................................................        31,727(10)          *
Lowell Harwood..............................................        28,186(11)          *
Emanuel J. Eads.............................................        41,468(12)          *
Alan J. Kahn................................................        32,648(13)          *
Jeff L. Wolfe...............................................        39,705(14)          *
Lewis Katz..................................................       672,859(15)         2.3
Julia Carell Stadler........................................       107,788(16)          *
Directors and officers as a group (19 persons)..............    12,345,497(17)          41%

---------------

* Indicates less than 1%.
 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of the date set forth above that such person or group has the right to acquire within 60 days after such date, or with respect to which such person otherwise has or shares voting or investment power. For purposes of computing beneficial ownership and the percentages of outstanding shares held by each person or group of persons on a given date, shares which such person or group has the right to acquire within 60 days after such date are shares for which such person has beneficial ownership and are deemed to be outstanding for purposes of computing the percentage for such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
 (2) Includes 37,302 shares held in the Company's Deferred Stock Unit Plan, which contains a power of attorney pursuant to which Mr. Carell votes such shares, options to purchase 15,560 shares of Common Stock granted pursuant to the Key Personnel Plan, and 1,803,576 shares held by two trusts with respect to which Mr. Carell is trustee and is entitled to an annuity and 149,999 shares held by the Monroe Carell, Jr. foundation. Excludes 7,149,104 shares held by The Carell Children's Trust and 93,030 shares held by trusts benefiting Mr. Carell's grandchildren, with respect to which Mr. Carell disclaims beneficial ownership. See footnotes 3 and 4.

 (3) The Carell Children's Trust is a trust created by Mr. Carell in 1987 for the benefit of his children. The trustee is Equitable Trust Company.
 (4) The Monroe Carell, Jr. 1994 Grantor Retained Annuity Trust is a trust created in 1994 of which Mr. Carell is trustee and from which Mr. Carell is entitled to an annuity until September 1999 with the remainder passing to his children.
 (5) Includes 267,750 shares of restricted stock granted under the Company's 1995 Restricted Stock Plan in connection with Mr. Bond's Performance Agreement, 2,250 shares held by his spouse, 1,125 shares held by the Emily Bond Trust of which Mrs. Bond is trustee, 733 shares held by his daughter and options to purchase 27,000 shares of common stock granted pursuant to the Company's Key Personnel Plan.
 (6) Includes 718 shares of restricted stock and options to purchase 20,250 shares of Common Stock.
 (7) Includes 118 shares of restricted stock and options to purchase 20,250 shares of Common Stock.
 (8) Includes 4,500 shares held by Mr. Nelson's spouse, of which Mr. Nelson disclaims beneficial ownership, 118 shares of restricted stock and options to purchase 20,250 shares of Common Stock.
 (9) Includes 118 shares of restricted stock and options to purchase 20,250 shares of Common Stock.
(10) Includes 582 shares of restricted stock, options to purchase 20,250 shares of Common Stock and 2,200 shares held by his spouse.
(11) Includes 1,177 shares of restricted stock and options to purchase 11,250 shares of Common Stock.
(12) Includes options to purchase 20,249 shares of Common Stock.
(13) Includes options to purchase 15,749 shares of Common Stock.
(14) Includes options to purchase 20,249 shares of Common Stock, 2,250 shares held by Mr. Wolfe's spouse, and 1,125 shares held by the Patricia Wolfe Children's Trust of which Mr. Wolfe is trustee, and for which Mr. Wolfe disclaims beneficial ownership.
(15) Includes 667,779 shares of Common Stock owned by a partnership of which Mr. Katz is a general partner, options to purchase 5,000 shares of the Company's Common Stock and 43 shares of restricted stock.
(16) Includes 81,630 shares held by the 1996 Carell Grandchildren's Trusts with respect to which Mrs. Stadler is a co-trustee and 20,000 shares held by the Julia Carell Stadler Foundation with respect to which Mrs. Stadler serves on the Board of Trustees. This amount excludes 7,149,104 shares held by The Carell Children's Trust with respect to which Mrs. Stadler is a beneficiary. See footnote (3).
(17) Includes options to purchase 276,804 shares of the Company's Common Stock, 271,219 shares of restricted stock, and 37,302 shares held in the Company's Deferred Stock Unit Plan.

                             EXECUTIVE COMPENSATION

     The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of Central Parking's Chief Executive Officer and the persons who, during fiscal 1998, were the four other most highly compensated executive officers of Central Parking (the "Named Executive Officers") for all services rendered in all capacities to Central Parking for the fiscal years indicated.

SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                             AWARDS
                                                  ANNUAL COMPENSATION               -------------------------
                                      -------------------------------------------                 SECURITIES
                                                                       OTHER        RESTRICTED    UNDERLYING    ALL OTHER
           NAME AND                                                ANNUAL COMPEN-      STOCK       OPTIONS/      COMPEN-
      PRINCIPAL POSITION       YEAR   SALARY($)(1)   BONUS($)(1)    SATION($)(2)    AWARD(S)($)   SARS (#)(3)   SATION($)
      ------------------       ----   ------------   -----------   --------------   -----------   -----------   ---------
Monroe J. Carell, Jr.          1998      66,476        500,000             --               --       6,147        7,105(4)
  Chairman and Chief           1997      66,476        500,000             --               --       9,413        7,105(4)
    Executive Officer          1996      66,476        700,000             --               --          --        9,926(5)
James H. Bond                  1998      52,300        800,000             --               --       9,000        5,690(6)
  President and Chief          1997      52,300        800,000             --               --       9,000        5,690(6)
    Operating Officer          1996      52,300        800,000             --       $2,618,000(7)   18,000        4,582(8)
Emanuel J. Eads,               1998      45,000        600,000         16,125               --       6,750        5,679(9)
  Executive Vice               1997      45,000        600,000         16,125               --       6,750        5,679(9)
    President                  1996      45,000        588,172             --               --      13,500        4,573(9)
Alan J. Kahn                   1998     248,010        421,467             --               --       6,750        5,649(10)
  Senior Vice President        1997     228,676        277,010             --               --       6,750        5,649(10)
                               1996     106,122        179,188             --               --       9,000        4,549(10)
Jeff L. Wolfe,                 1998      75,000        365,000         11,000               --       6,750        5,630(11)
  Senior Vice President        1997      75,000        268,176          8,580               --       6,750        5,630(11)
                               1996      75,000        242,715                              --      13,500        4,534(11)

---------------

 (1) Includes amounts deferred under the Company's Deferred Stock Unit Plan.
 (2) These amounts represent the dollar value of premium shares awarded under the Company's Deferred Stock Unit Plan.
 (3) These amounts represent the number of shares subject to options granted in fiscal 1998, 1997 and 1996, respectively, under the Company's 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel. No stock appreciation rights have been granted under this plan.
 (4) Includes $5,705 allocated to Mr. Carell under the Company's Profit Sharing Plan and $1,400 in insurance premiums.
 (5) Includes $2,532 for expenses reimbursed to Mr. Carell, $4,594 allocated to Mr. Carell under the Company's Profit Sharing Plan and $2,800 in insurance premiums.
 (6) Allocated to Mr. Bond under the Company's Profit Sharing Plan.
 (7) Mr. Bond and Central Parking are parties to a Performance Unit Agreement pursuant to which Central Parking issued Mr. Bond 267,750 shares of Common Stock under Central Parking's 1995 Restricted Stock Plan, together with the right to receive until his normal retirement or, if earlier, the date of termination of his employment, additional shares of restricted Common Stock in an amount determined by a formula based upon Central Parking's performance over such period. The shares were granted in lieu of the Company's obligations to Mr. Bond under a previous agreement. If Mr. Bond voluntarily terminates his employment with Central Parking before his normal retirement, or if Central Parking terminates his employment for cause, all shares of Common Stock to be received under the Restricted Stock Plan are forfeited. The value of the restricted shares was $13,487,906 on September 30, 1998.
 (8) Allocated to Mr. Bond under the Company's Profit Sharing Plan.
 (9) Allocated to Mr. Eads under the Company's Profit Sharing Plan.
(10) Allocated to Mr. Kahn under the Company's Profit Sharing Plan.
(11) Allocated to Mr. Wolfe under the Company's Profit Sharing Plan.

OPTION GRANTS

     The following table reflects certain information with respect to options to acquire shares of Central Parking's Common Stock granted under Central Parking's Key Personnel Plan to the Named Executive Officers during the fiscal year ended September 30, 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                        POTENTIAL
                                                           INDIVIDUAL GRANTS                            REALIZABLE
                                       ---------------------------------------------------------     VALUE AT ASSUMED
                                                        PERCENT OF                                   ANNUAL RATES OF
                                        NUMBER OF         TOTAL                                        STOCK PRICE
                                        SECURITIES     OPTIONS/SARS                                  APPRECIATION FOR
                                        UNDERLYING      GRANTED TO     EXERCISE OR                    OPTION TERM(1)
                                       OPTIONS/SARS    EMPLOYEES IN    BASE PRICE     EXPIRATION    ------------------
                NAME                    GRANTED(#)     FISCAL YEAR       ($/SH)          DATE        5%($)     10%($)
                ----                   ------------    ------------    -----------    ----------    -------    -------
Monroe J. Carell, Jr.................     6,147             1.6           32.54          10/1/07    125,775    318,785
James H. Bond........................     9,000             2.4           32.54          10/1/07    184,149    466,734
Emanuel J. Eads......................     6,750             1.8           32.54          10/1/07    138,112    350,057
Alan J. Kahn.........................     6,750             1.8           32.54          10/1/07    138,112    350,057
Jeff L. Wolfe........................     6,750             1.8           32.54          10/1/07    138,112    350,057

---------------

(1) The dollar amounts under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future appreciation of Central Parking Common Stock.

OPTION EXERCISES AND VALUES

     The table below provides information as to exercises of options by the Named Executive Officers during the 1998 Fiscal Year under the Option Plans and the year-end value of unexercised options. Central Parking has granted no stock appreciation rights.

            AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR
                        AND PERIOD-END OPTION/SAR VALUES

                                                                                           VALUE OF UNEXERCISED
                                                                   NUMBER OF SECURITIES        IN-THE-MONEY
                                       SHARES                     UNDERLYING UNEXERCISED      OPTIONS/SARS AT
                                      ACQUIRED         VALUE         OPTIONS/SARS AT           FISCAL YEAR-
              NAME                 ON EXERCISE(#)   REALIZED($)     FISCAL YEAR-END(#)           END($)(1)
              ----                 --------------   -----------   ----------------------   ---------------------
                                                                        EXERCISABLE/            EXERCISABLE/
                                                                       UNEXERCISABLE           UNEXERCISABLE
                                                                  ----------------------   ---------------------
Monroe J. Carell, Jr.............       --              --             9,413/6,147          274,153/109,632
James H. Bond....................       --              --           22,500/13,500          893,812/291,577
Emanuel J. Eads..................       --              --           16,875/10,125          670,359/218,683
Alan J. Kahn.....................       --              --           12,375/10,125          479,672/218,683
Jeff L. Wolfe....................       --              --           16,875/10,125          670,359/218,683

---------------

(1) This amount represents the aggregate number of options multiplied by the difference between $50.375, the fair market value of Central Parking Common Stock at September 30, 1998 and the exercise price for each option.

EMPLOYMENT AGREEMENTS

     Central Parking has entered into employment agreements with each of its executive officers, including Messrs. Carell, Bond, Eads, Kahn and Wolfe. The employment agreements provide for base salaries of $66,476 for Mr. Carell, $52,300 for Mr. Bond, $45,000 for Mr. Eads, L150,000 for Mr. Kahn, and $75,000
for Mr. Wolfe. The employment agreements also provide for annual performance-based bonus payments. Each employee can draw up to fifty percent (50%) of his budgeted bonus prior to the fiscal year end. The employment agreements generally are for a term of one year and may be terminated by either party upon 30 days' written notice except that termination for theft, embezzlement, fraud, or intentional mishandling of Company funds shall be effective immediately. Upon termination of the employment agreement, the employee is prohibited from competing with Central Parking for a period of one year within 50 miles of any county or independent city in which the employee rendered services to or for Central Parking. Effective fiscal year 1997, Mr. Carell's employment agreement limits his bonus compensation to a maximum of $500,000. Mr. Bond's employment agreement limits his bonus compensation to a maximum of $800,000. Effective fiscal year 1997, Mr. Eads' employment agreement limits his bonus compensation to a maximum of $600,000. Central Parking has entered into an agreement with Mr. Bond providing for a severance payment to Mr. Bond in cash or stock, at Central Parking's election, in an amount equal to three weeks of Mr. Bond's total compensation for each year of employment with Central Parking, upon the termination of Mr. Bond's employment with Central Parking for any reason other than fraud or intentional malfeasance. At September 30, 1998, such severance payment would equal approximately $1,300,000.

     Mr. Carell and Central Parking are parties to a deferred compensation agreement that entitles Mr. Carell to annual payments of $500,000 for a period of ten years following his termination, for any reason other than death, in exchange for a covenant not to compete. Thereafter, Mr. Carell is entitled to annual payments of $300,000 until his death and, in the event his wife survives him, she is entitled to annual payments of $300,000 until her death.

DIRECTOR COMPENSATION

     Non-employee directors of Central Parking receive a fee of $5,000 and $1,000 worth of restricted stock for each regular board meeting attended and $1,000 for all other special meetings attended. Under the 1995 Nonqualified Stock Option Plan for Directors, an option to acquire 11,250 shares is granted to each director upon his initial election to the Board and an option to purchase 4,500 shares of Common Stock is awarded to each director serving on the Board on the last day of Central Parking's fiscal year who has served in such capacity for at least six months during the fiscal year. In lieu of cash compensation, directors may elect to receive shares of restricted stock under the 1995 Restricted Stock Plan. Directors who are employees of Central Parking or its affiliates do not receive additional compensation for services as a director of Central Parking. All directors are reimbursed for actual expenses incurred in connection with attending meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     During Central Parking's fiscal year ended September 30, 1998 ("fiscal 1998"), the Board held five meetings. The Board has an Audit Committee and a Compensation Committee, each of which was formed in August 1995. The Board does not have a standing Nominating Committee. During fiscal 1998, the Audit Committee held one meeting and the Compensation Committee held one meeting. During fiscal 1998, all of the current directors of Central Parking attended at least 75% of the aggregate number of meetings of the Board and the respective committees of the Board on which they served.

     The Compensation Committee, which is comprised of Messrs. Conlee, Eakin, Katz and O'Neil, is responsible for reviewing and recommending the appropriate compensation and benefits of officers of Central Parking, considering and making grants and awards under and administering Central Parking's 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel and overseeing Central Parking's various other compensation and benefit plans.

     The Audit Committee, which is comprised of Messrs. Harwood, Nelson, and Sadler, is responsible for overseeing the auditing procedures and financial reporting of Central Parking, reviewing the general scope of

Central Parking's annual audit and the fees charged by Central Parking's independent certified public accountants, determining the duties and responsibilities of the internal auditors, receiving, reviewing and accepting the reports of Central Parking's independent certified public accountants, reviewing and approving related-party transactions and overseeing Central Parking's systems of internal accounting and management controls.

COMPENSATION PURSUANT TO PLANS

  1995 Incentive and Nonqualified Stock Option Plan for Key Personnel

     Under the 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel (the "Key Personnel Plan"), options to purchase an aggregate of 2,317,500 shares of Common Stock are authorized for grant to directors, officers, and other key employees, consultants and advisors of Central Parking and its subsidiaries. The Key Personnel Plan is administered by the Board of Directors. Options generally vest ratably over a four-year period after the date of grant and expire on the tenth anniversary of their grant. The vesting of certain options may be accelerated if the Company achieves 102% of targeted earnings per share. The plan provides that the exercise price of an option must not be less than the fair market value of the Common Stock on the trading day next preceding the date of grant. As of September 30, 1998, all eleven executive officers (two of whom are directors) and approximately 133 key employees held options to purchase a total of 678,403 shares under the Key Personnel Plan.

  1995 Restricted Stock Plan

     In August 1995, Central Parking's Board of Directors and shareholders adopted the 1995 Restricted Stock Plan (the "Restricted Stock Plan") under which restricted shares of Common Stock are available for grant to directors, officers and other key employees and consultants of Central Parking and its subsidiaries. As of September 30, 1998, two executive officers (one of whom is also a board member), seven non-employee directors and three key employees held a total of 276,863 shares under the Restricted Stock Plan. The Restricted Stock Plan allows for the issuance of up to 2,317,500 shares of Common Stock, in the aggregate, when taken together with shares eligible for grant under the Key Personnel Plan. A non-employee director receives a restricted stock award of $1,000 worth of restricted stock for attendance at each Board Meeting.

  1995 Nonqualified Stock Option Plan for Directors

     In August 1995, Central Parking's Board of Directors and shareholders adopted the 1995 Nonqualified Stock Option Plan for Directors under which nonqualified options to purchase an aggregate of 225,000 shares of Common Stock are authorized for grant to non-employee directors of Central Parking. Under the plan, options to acquire 11,250 shares of Common Stock are granted to each non-employee director upon the date of his or her initial election to the Board of Directors. Additionally, each non-employee director serving on the Board on the last day of Central Parking's fiscal year who has served in such capacity for at least six months during the fiscal year automatically receives options to acquire 4,500 shares of Common Stock. As of September 30, 1998, options to purchase an aggregate of 135,500 shares of Common Stock had been granted under this plan.

  1996 Employee Stock Purchase Plan

     The Company maintains an employee stock purchase plan that qualifies under
Section 423 of the Internal Revenue Code and permits substantially all of Central Parking's domestic employees (including executive officers) to purchase shares of the Company's Common Stock. The plan authorizes the issuance of up to 450,000 shares of Common Stock. As of September 30, 1998, 107,432 shares had been issued under this plan. Participating employees may purchase Common Stock at a purchase price equal to 85% of the lower of the fair market value of the Common Stock at the beginning or the end of the participation period. Participation periods are annual and begin on April 1 of each year. Employees may designate up to 10% of their annual salary (up to a maximum of $25,000) for the purchase of Common Stock under the plan.

  Profit Sharing Plan

     The Central Parking System Profit Sharing Plan is a defined contribution plan for which substantially all of Central Parking's domestic employees are eligible. The Company determines the amount of profit sharing contributions, if any, it will contribute to the plan each year. Profit sharing contributions are allocated among participants based on years of service and total compensation (up to $150,000). Profit sharing contributions generally vest over a seven-year period.

     Effective January 1, 1999, the plan was amended to include provisions that comply with Section 401(k) of the Internal Revenue Code and the name of the plan was changed to the Central Parking System Profit Sharing and 401(k) Savings Plan. Under the 401(k) provisions of the plan, the Company matches 100% of each participant's pre-tax contributions up to 3% of compensation and matches 50% of the next 2% of compensation. If a participant's pay is less than $20,000 in 1999, the participant will receive an additional 100% matching contribution on the first $100 of pre-tax contributions. All matching contributions are 100% vested when made.

  Deferred Stock Unit Plan

     In February 1997, Central Parking's shareholders ratified the Deferred Stock Unit Plan. The plan provides for the issuance of up to 375,000 shares of Common Stock. Under the plan, key employees designated to participate in the plan automatically defer ten percent of their annual cash compensation, unless they elect otherwise. Participants may also elect to defer additional amounts of their cash compensation up to a combined maximum of 50% of total cash compensation. Amounts deferred under the plan are converted into stock units, which generally represent the right to receive the number of shares equal to the dollar amount of the deferral divided by the fair market value of the Company's Common Stock on the date the last cash payment for such year would have been made. For deferrals in excess of 10% of total compensation, the number of shares granted to participants is increased by 25%. These premium shares vest ratably over a four-year period. Eight executive officers participated in the plan in fiscal 1998. As of September 30, 1998, no shares had been issued under this plan.

                         COMPENSATION COMMITTEE REPORT

     The following Compensation Committee Report is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

     The Compensation Committee (the "Committee") of the Board reviews and approves compensation levels for the Company's management personnel, including the Named Executive Officers. The Committee was established in August 1995, and is composed entirely of non-employee directors. The Compensation Committee held one meeting during the fiscal year ended September 30, 1998.

COMPENSATION PHILOSOPHY AND POLICIES FOR EXECUTIVE OFFICERS

     The Company's executive compensation program for fiscal 1998 was designed to support the overall Company strategy and objective of creating shareholder value by:

     -- emphasizing pay for performance by making the majority of executive compensation "at risk" by conditioning its payment on the financial performance of the Company;

     -- providing compensation opportunities that attract and retain talented and committed executives on a long-term basis;

     -- creating a mutuality of interest between executive officers and shareholders by providing long-term incentives through the use of stock options, restricted stock and the Deferred Stock Unit Plan which have value to the executives only through stock appreciation over time.

     The Committee believes that the Company's executive compensation policies should be reviewed annually in relation to the Company's financial performance, annual budgeted financial goals and its position in the parking/transportation management industry. The compensation of certain individuals is reviewed annually by the Committee in light of its executive compensation policy for that year. The most important determinant of executive compensation is the financial performance of the Company. In fiscal 1998, greater than 84% of the Named Executive Officers' cash compensation was paid based on the Company's performance. The Company believes that it has a significantly greater percentage of the total direct compensation for the Company's senior executives "at risk" through annual cash incentive payments than most companies with similar revenues.

     The Committee believes that, in addition to corporate performance, it is appropriate to consider in setting and reviewing executive compensation the level of experience and responsibilities of each executive as well as the personal contributions a particular individual may make to the success of the Company. Such factors as leadership skills, analytical skills and organizational development are deemed to be important qualitative factors to take into account in considering levels of compensation. No relative weight is assigned to these qualitative factors, which are applied subjectively.

     For fiscal 1998, the Company's executive compensation program was comprised of three principal components: annual cash incentive (bonus), base salary and long-term incentive opportunities through stock options, restricted stock and the Deferred Stock Unit Plan.

ANNUAL CASH INCENTIVES

     Annual cash bonuses tied to the Company's financial performance are the Company's primary compensation mechanism and are designed to focus management attention on the Company's profit performance for the current fiscal year. The employment agreements of the executive officers provide for annual performance-based bonus payments. One hundred percent of the annual cash bonus for each executive officer is tied to Company profitability.

BASE SALARY

     The Company has entered into employment agreements with the Named Executive Officers. These employment agreements provide for the base salaries shown in the Summary Compensation Table. The Company's policy generally has been to pay base salaries that are below the 50th percentile of the competitive market composite.

LONG TERM INCENTIVES

     The Company's long term incentive compensation program consists of grants of stock options, restricted stock, and the Deferred Stock Unit Plan. Incentive stock options and non-qualified stock options are available for grant under the Company's Key Personnel Plan. Stock awards are available for grant under the Company's 1995 Restricted Stock Plan. The granting of stock options and restricted stock is designed to focus an executive's attention on managing the Company from the perspective of a long-term owner with an equity stake in the business. These grants also help ensure that operating decisions are based upon long-term results that benefit the Company and, ultimately, the shareholders. Under the Deferred Stock Unit Plan, executive officers have the opportunity to defer the receipt of certain portions of their cash compensation, instead receiving shares of Common Stock following certain periods of deferral.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The compensation for Mr. Carell, the Company's Chairman and Chief Executive Officer, is determined pursuant to his employment agreement. His employment agreement provides for a base salary of $66,476 plus bonus compensation and stock options. Mr. Carell's bonus compensation is tied directly to the Company's financial performance. Mr. Carell's bonus payment for fiscal 1998 was $500,000. Under the terms of his employment agreement, Mr. Carell's bonus compensation for fiscal 1998 was based on the Company's pre-tax earnings. Mr. Carell's employment agreement limits his annual bonus compensation to a maximum of $500,000 in cash compensation and stock options valued at $200,000.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

     The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act"), generally provided that, commencing in 1994, compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by the stockholders of the Company. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. The Company establishes individual compensation based primarily upon Company performance and competitive considerations. As a result, executive compensation may exceed $1 million in a given year. The Company believes it has performed the necessary steps to qualify the Company's performance-based compensation plans for tax deductibility.

     THIS REPORT IS SUBMITTED BY CECIL CONLEE, JOHN W. EAKIN, LEWIS KATZ AND WILLIAM C. O'NEIL, JR., BEING ALL OF THE MEMBERS OF THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD DURING THE 1998 FISCAL YEAR.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Conlee, Eakin, Katz and O'Neil served as members of the Compensation Committee of the Company's Board of Directors during fiscal 1998. None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                              CERTAIN TRANSACTIONS

     The Company leases two properties from an entity 50% owned by Monroe Carell, Jr., the Company's Chairman and Chief Executive Officer, and 50% owned by Mr. Carell's three daughters, including Julia Carell Stadler, a nominee for director. The leases, which were entered into in 1995, are for a term of ten years and provide for base rent of $290,000 plus percentage rent. Total rent expense for fiscal 1998, including percentage rent, was $442,000. In addition, the Company will receive 25% of the gain in the event of a sale of these properties during the term of the leases. Management believes such transactions have been on terms no less favorable to the Company than those that could have been obtained from unaffiliated persons.

     In connection with the Company's acquisition of Square Industries, Inc. ("Square") in January 1997, the Company entered into a consulting agreement with Lowell Harwood, the principal shareholder of Square and a director of the Company since June 1997. Under this agreement, Mr. Harwood received a base consulting fee of $10,000 a month for a period of one year following the acquisition of Square. In addition, Mr. Harwood is eligible to receive certain incentive payments for acquisitions and other business opportunities realized by the Company that are originated by Mr. Harwood. In this regard, Mr. Harwood is entitled to receive 10% of the gross operating income of new leased or managed locations or 10% of pretax operating profit from newly acquired companies for a period of seven and one-half years from the commencement date of the location or the acquisition. In fiscal 1998, the Company paid a total of $55,000 to Mr. Harwood under these arrangements.

     In connection with the Company's acquisition of Kinney System Holding Corp. ("Kinney") in February 1998, the Company entered into a consulting agreement with Lewis Katz, one of the principal shareholders of Kinney and a director of the Company since May 1998. Under this agreement, Mr. Katz is entitled to receive a base consulting fee of $200,000 a year beginning in February 1999 and continuing for a period of four years. The agreement also provides certain incentives to Mr. Katz to seek new business opportunities for the Company. In this regard, Mr. Katz is entitled to receive a "participating consulting fee" equal to 10% of "adjusted operating income," as defined in the agreement, from the operation of any new leased or managed parking facilities that Mr. Katz secures for the Company. This participating consulting fee, which is to be paid for a period of five years from the commencement date of the parking facility, is to be paid only to the extent adjusted operating income from these new locations exceeds $200,000. The Company also agreed to reimburse Mr. Katz for certain expenses incurred in connection with his pursuit of new business opportunities for the Company up to $50,000 per quarter. In fiscal 1998, Mr. Katz received a total of $50,000 under these arrangements with the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. During fiscal 1998, all such filings and disclosure requirements were met within the time allowed for all persons subject to Section 16(a).

               PROPOSALS OF STOCKHOLDERS FOR 2000 ANNUAL MEETING

     Shareholders intending to submit proposals for presentation at the 2000 Annual Meeting of Shareholders of the Company and inclusion in the Proxy Statement and form of proxy for such meeting must submit the proposal to the Company no later than September 1, 1999. Shareholders who intend to present a proposal at the 2000 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than November 15, 1999. Shareholders should forward such proposals to Henry J. Abbott, Secretary, Central Parking Corporation, 2401

21st Avenue South, Suite 200, Nashville, Tennessee 37212. Proposals must be in writing. Proposals should be sent to the Company by certified mail, return receipt requested. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                    AUDITORS

     The firm of KPMG LLP has served as the Company's independent public accountants since September 30, 1991, and has been selected to serve in such capacity for the fiscal year ended September 30, 1999. A representative of KPMG LLP will attend the Annual Meeting to respond to questions from shareholders and to make a statement if such representative so desires.

                            STOCK PERFORMANCE GRAPH

     The stock price performance graph depicted below is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express consent of the Company.

     The graph below compares the total cumulative return of the Company's Common Stock with the securities of entities comprising the S&P 500 Index and S&P Specialized Services Index. Cumulative return assumes $100 invested in the Company or the respective index on October 10, 1995, with no dividend reinvestment. Since there is no industry Peer Group, the Company utilized the S&P Specialized Services Index. The graph presents information since the Company's initial public offering date, October 10, 1995, to September 30, 1998.

                                                      Central                               S&P
               Measurement Period                     Parking                           Specialized
             (Fiscal Year Covered)                  Corporation         S&P 500           Services
10/10/95                                                       100               100               100
9/30/96                                                        272               147               134
9/30/97

                                                                      Appendix A



PROXY                      CENTRAL PARKING CORPORATION                     PROXY
                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 5, 1999
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Monroe J. Carell, Jr. and Stephen A. Tisdell, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders of Central Parking Corporation, to be held on Friday, March 5, 1999, at 11:00 a.m. Central Standard Time, at the Company's management headquarters located at 2401 21st Avenue South, Third Floor, Nashville, Tennessee, and at any adjournments or postponements thereof, in accordance with the following instructions:

(1) ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below                 [ ] WITHHOLD AUTHORITY to vote for all nominees
       (except as marked to the contrary below)          listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE CHECK
                  THE BOX TO VOTE "FOR" ALL NOMINEES AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Monroe J. Carell, Jr., James H. Bond, Cecil Conlee, Lowell Harwood, Lewis Katz,
                               Edward G. Nelson,
                William C. O'Neil, Jr. and Julia Carell Stadler.

(2) IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

      [ ] FOR DISCRETION        [ ] AGAINST DISCRETION        [ ] ABSTAIN

                          (Continued on reverse side)

                          (Continued from other side)

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

                                                Dated:                    , 1999
                                                  -------------------------

                                                --------------------------------

                                                Dated:                    , 1999
                                                  -------------------------

                                                --------------------------------
                                                Signatures of shareholder(s)
                                                should correspond exactly with
                                                the names printed hereon. Joint
                                                owners should each sign
                                                personally. Executors,
                                                administrators, trustees, etc.,
                                                should give full title and
                                                authority.